Exhibit 99.2

CERTIFICATION OF PRINCIPAL FINANCIAL
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Paul E. Martin, the Principal Financial Officer of Enstar Income Program IV-1, L.P. (the "Partnership") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Partnership's Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report") filed with the Securities and Exchange Commission:

    fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul E. Martin
Paul E. Martin
Principal Financial Officer
November 14, 2002